PACIFIC SELECT FUND
700 Newport Center Drive
Post Office Box 7500
Newport Beach, California 92660
January 26, 2007
Dear Variable Contract Owner:
      We are pleased to enclose a Notice of a Special Meeting of Shareholders of the Capital Opportunities Portfolio of the Pacific Select Fund (the “Fund”). The meeting is scheduled to be held at the office of Pacific Life Insurance Company, located at 700 Newport Center Drive, Newport Beach, California 92660, at 9:00 a.m. Pacific time, on March 30, 2007.
      The purpose of the meeting is to seek your approval of a reorganization of the Capital Opportunities Portfolio with and into the Main Street® Core Portfolio (each a “Portfolio” and collectively, the “Portfolios”). Each Portfolio is a portfolio of the Fund. If approved by shareholders, you would have an interest in the Main Street® Core Portfolio on the date that the reorganization occurs (the “Reorganization”). The Main Street® Core Portfolio is managed by OppenheimerFunds, Inc. The investment goal of the Main Street® Core Portfolio is to seek long-term growth of capital and income. The Main Street® Core Portfolio invests in equity securities of companies of different capitalization ranges and currently focuses on U.S. companies with large market capitalizations. If the Reorganization is approved, you would have an interest in a larger portfolio with a similar investment goal.
      The accompanying Proxy Statement/ Prospectus describes the proposed Reorganization and compares various aspects of the Portfolios for your evaluation. The Board of Trustees of the Fund unanimously approved this proposal and recommends that shareholders vote FOR the Reorganization.
      Please take the time to read the Proxy Statement/ Prospectus and cast your vote. We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

James T. Morris
Chief Executive Officer and
Chairman of the Board of Trustees

PACIFIC SELECT FUND
700 Newport Center Drive
Post Office Box 7500
Newport Beach, California 92660
Notice of Special Meeting of Shareholders
of the Capital Opportunities Portfolio
Scheduled for March 30, 2007

Dear Variable Contract Owner:
      NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (“Meeting”) of the Capital Opportunities Portfolio, a portfolio of Pacific Select Fund (the “Fund”), is scheduled for March 30, 2007 at 9:00 a.m., pacific time, at 700 Newport Center Drive, Newport Beach, California 92660 for the following purposes:

(1)	To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Capital Opportunities Portfolio by the Main Street® Core Portfolio; and

(2)	To transact such other business, not currently contemplated, that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.
      The Board of Trustees of the Fund (the “Board”) has fixed the close of business on January 19, 2007, as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, and any adjournment(s) or postponement(s) thereof. Owners of variable life insurance policies and variable annuity contracts having a beneficial interest in the Capital Opportunities Portfolio on the record date are entitled to vote as though they were shareholders. Your attention is called to the accompanying Proxy Statement/ Prospectus.
      You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting are requested to complete, sign, and return the enclosed proxy promptly, vote telephonically by calling 1-866-458-9860 or vote on the Internet by logging onto https://www.myproxyonline.com and following the online instructions. The enclosed proxy is being solicited by the Board.
      Please respond—your vote is important. Whether or not you plan to attend the Meeting, please vote by mail, telephone or Internet. If you vote by mail, only voting instructions received by 8:00 a.m. Eastern time on March 30, 2007, at the address shown on the enclosed postage paid envelope, will be counted. If you vote by telephone or Internet, only votes cast by 8:00 a.m. Eastern time on March 30, 2007 will be counted.

By Order of the Board

Audrey L. Milfs
Secretary
January 26, 2007

PACIFIC SELECT FUND
PROXY STATEMENT/PROSPECTUS
January 26, 2007

PROXY STATEMENT/ PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR
March 30, 2007
Pacific Select Fund
700 Newport Center Drive
Post Office Box 7500
Newport Beach, California 92660
The Capital Opportunities Portfolio, a portfolio of Pacific Select Fund
Relating to the Reorganization into
the Main Street® Core Portfolio, a portfolio of the Fund

INTRODUCTION

      This combined proxy statement and prospectus (“Proxy Statement/ Prospectus”) relates to a Special Meeting of shareholders (“Meeting”) of the Capital Opportunities Portfolio, a separate portfolio of the Pacific Select Fund (“Fund”), to be held on March 30, 2007. As more fully described in this Proxy Statement/ Prospectus, the purpose of the Meeting is to vote on a proposed reorganization (“Reorganization”) of the Capital Opportunities Portfolio with and into the Main Street® Core Portfolio, another separate portfolio of the Fund (each a “Portfolio” and collectively, the “Portfolios”).
      The Fund is only available as an underlying investment vehicle for variable life insurance and annuity products (each a “Variable Contract” and collectively, “Variable Contracts”) issued or administered by Pacific Life Insurance Company (“Pacific Life”) or Pacific Life & Annuity Company (“PL&A”). Variable Contract owners who select a Portfolio for investment through a Variable Contract have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. The insurance company that uses the Portfolio as a funding vehicle, is, in most cases, the true shareholder of the Portfolio and, as the legal owner of the Portfolio’s shares, has sole voting and investment power with respect to the shares, but generally will pass through any voting rights to Variable Contract owners. As such and for ease of reference throughout the Proxy Statement/ Prospectus, Variable Contract holders will be referred to as “shareholders” of the Portfolios.
      Under a Plan of Reorganization (the “Plan”), the Capital Opportunities Portfolio would transfer its assets to the Main Street® Core Portfolio in exchange for shares of beneficial interest of The Main Street® Core Portfolio and the assumption by the Main Street® Core Portfolio of all of the Capital Opportunities Portfolio’s liabilities. The Main Street® Core Portfolio shares would then be distributed to shareholders of the Capital Opportunities Portfolio so that each shareholder would receive a number of full and fractional shares of the Main Street® Core Portfolio equal to the aggregate value of the number of shares of the Capital Opportunities Portfolio held by such shareholder. As a result of the Reorganization, if approved, the Capital Opportunities Portfolio will distribute shares of the Main Street® Core Portfolio in liquidation of the Capital Opportunities Portfolio on the closing date which is currently scheduled for April 30, 2007, or such other date as the parties may agree (“Closing Date”).
      Because you, as a shareholder of the Capital Opportunities Portfolio, are being asked to approve the Plan that will result in a transaction in which you will ultimately hold shares of the Main Street® Core Portfolio, this Proxy Statement also serves as a Prospectus for the Main Street® Core Portfolio. The investment goal of the Main Street® Core Portfolio is to seek long-term growth of capital and income.
      This Proxy Statement/ Prospectus, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know in considering the Reorganization. A Statement of Additional Information (“SAI”) relating to this Proxy Statement, dated January 26, 2007, containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and

Exchange Commission (“SEC”) and is incorporated herein by reference. For a more detailed discussion of the investment objectives, strategies and restrictions of the Portfolios, see the Fund’s Prospectus, dated May 1, 2006, as supplemented, which is incorporated by reference. The SAI for the Portfolios, dated May 1, 2006, as supplemented, is incorporated herein by reference. The Fund also provides periodic reports to its shareholders, which highlight certain important information about the Portfolios, including investment results and financial information. The semi-annual report for the Fund, dated June 30, 2006, is incorporated herein by reference. A copy of the current prospectus, SAI, annual report and semi-annual report for the Fund may each be obtained without charge by calling 1-800-722-2333 for Pacific Life variable annuity contract owners, 1-800-800-7681 for Pacific Life’s variable life insurance policy owners, 1-800-748-6907 for PL&A variable annuity contract owners, and 1-888-595-6997 for PL&A’s variable life insurance policy owners.
      The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and files reports, proxy materials and other information with the SEC. You can copy and review information about each Portfolio or the Fund, including the SAI, reports, proxy materials and other information at the SEC’s Public Reference Room, 100 F Street N.E., Room 1580, Washington, D.C. You may obtain information on the Public Reference Room by calling the SEC at 1-202-551-8090. Such materials are also available in the EDGAR Database on the SEC’s internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Office of Consumer Affairs and Information, Securities and Exchange Commission, Washington, D.C. 20549-0102.
      The SEC has not approved or disapproved these securities, or determined that this Proxy Statement/ Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY
      You should read this entire Proxy Statement/ Prospectus carefully, including the Appendices. You should also review the Plan, which is attached hereto as Appendix B. Also, you should consult the Fund’s Prospectus, dated May 1, 2006, as supplemented, for more information about the Main Street® Core Portfolio.
The Proposed Reorganization
      At a meeting held on November 30, 2006, the Board of Trustees of the Fund (the “Board”) approved the Plan. Subject to shareholder approval, the Plan provides for:

•	the transfer of all of the assets of the Capital Opportunities Portfolio to the Main Street® Core Portfolio in exchange for shares of beneficial interest of the Main Street® Core Portfolio;

•	the assumption by the Main Street® Core Portfolio of all of the liabilities of the Capital Opportunities Portfolio;

•	the distribution of the Main Street® Core Portfolio shares to the shareholders of the Capital Opportunities Portfolio; and

•	the complete liquidation of the Capital Opportunities Portfolio.
      The Main Street® Core Portfolio shares would then be distributed to shareholders of the Capital Opportunities Portfolio so that each shareholder would receive a number of full and fractional shares of the Main Street® Core Portfolio equal to the aggregate value of shares of the Capital Opportunities Portfolio held by such shareholder.
      As a result of the Reorganization, each shareholder of the Capital Opportunities Portfolio would become a shareholder of the Main Street® Core Portfolio. The Reorganization is expected to be effective as of the close of business on April 30, 2007, or such other date as the parties may agree (the “Closing Date”). Each shareholder will hold, immediately after the Closing Date, shares of the Main Street® Core Portfolio having an aggregate value equal to the aggregate value of the shares of the Capital Opportunities Portfolio held by that shareholder as of the Closing Date.
      In considering whether to approve the Reorganization, you should note that:

•	The Portfolios have substantially similar investment goals;

•	As of December 31, 2006, the 1-year and 5-year performance of the Main Street® Core Portfolio is superior to that of the Capital Opportunities Portfolio;

•	The surviving Main Street® Core Portfolio invests in equity securities of companies of different capitalization ranges and currently focuses on U.S. companies with large market capitalizations; while the Capital Opportunities Portfolio generally emphasizes securities of large-cap companies.

•	The surviving Main Street® Core Portfolio’s portfolio manager invests the Portfolio’s assets in securities with attractive growth and value prospects based on multi-factor quantitative models and fundamental research of each company; while the Capital Opportunities Portfolio’s portfolio manager focuses on companies which it believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow;

•	Each Portfolio is currently advised by Pacific Life; however, the Main Street® Core Portfolio is sub-advised by OppenheimerFunds, Inc., which will be responsible for the day-to-day management of the combined Portfolio after the Reorganization; the disappearing Capital Opportunities Portfolio is sub-advised by MFS Investment Management;

•	The Main Street® Core Portfolio is a larger portfolio than the Capital Opportunities Portfolio (net assets of 2.0 billion versus $72.6 million, respectively, as of September 30, 2006).

•	The Board determined, based on a recommendation from the Fund’s adviser, that the Capital Opportunities Portfolio is not expected to grow sufficiently in size to enable shareholders to achieve economies of scale and lower expense ratios;

•	The Reorganization is intended to qualify for Federal income tax purposes as a tax-free transaction; accordingly, pursuant to this treatment, neither the Capital Opportunities Portfolio nor its shareholders, nor the Main Street® Core Portfolio nor its shareholders, are expected to recognize any gain or loss for Federal income tax purposes from the transactions contemplated by the Plan;

•	The proposed Reorganization will result in lower advisory fees for shareholders of the Capital Opportunities Portfolio that transition to the Main Street® Core Portfolio in the Reorganization: 0.80% for the Capital Opportunities Portfolio (as a percentage of average daily net assets) versus 0.65% for the Main Street® Core Portfolio (as a percentage of average daily net assets) see Annual Fund Operating Expenses table for information on fees effective May 1, 2007; and

•	The gross and net expenses for shareholders of the Capital Opportunities Portfolio will be lower after the Reorganization.
      The (unaudited) gross and net operating expenses before and after the Reorganization, expressed as an annual percentage of the average daily net asset value per share for shares of each Portfolio as of September 30, 2006, as adjusted per contractual changes, are as follows:

Gross Expenses Before the Reorganization
Capital Opportunities Portfolio	0.88%
Main Street® Core Portfolio	0.68%
Net Expenses Before the Reorganization (After Fee Waiver)[1,2]
Capital Opportunities Portfolio	0.88%
Main Street® Core Portfolio	0.68%
After the Reorganization: the Main Street® Core Portfolio pro forma
Gross estimated expenses of Surviving Portfolio	0.68%
Net estimated expenses of Surviving Portfolio (After Fee Waiver)[1,2]	0.68%

[1]	To help limit fund expenses, Pacific Life has contractually agreed to reduce its investment advisory fees or otherwise reimburse each Portfolio for its operating expenses (including organizational expenses, but not including advisory fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation expense and other expenses not incurred in the ordinary course of each portfolio’s business; and expenses of any counsel or other persons or services retained by the fund’s independent trustees) that exceed an annual rate of 0.10% of each Portfolio’s average daily net assets. Such reduction or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2008.

[2]	Pacific Life’s advisory fees are subject to a waiver of an annual rate of 0.00125% of its advisory fees for the period from May 1, 2005 through April 30, 2007. This reduction is reflected in the table above. For changes effective May 1, 2007, see note 3 under the Expense Table below.
     Approval of the Plan requires an affirmative vote, if a quorum is present, of the lesser of (i) 67% or more of the shares, provided that 50% of the shares are present in person or represented by proxy at the Meeting, or (ii) a majority of the outstanding shares. The holders of 30% of outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders.
      AFTER CAREFUL CONSIDERATION, THE BOARD UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSED REORGANIZATION.

COMPARISON OF INVESTMENT GOALS, MAIN INVESTMENTS
AND PRINCIPAL RISKS
      The following summarizes the investment goal, main investments, principal risks and management differences, between the Capital Opportunities and Main Street® Core Portfolios:

	The Capital Opportunities Portfolio	The Main Street® Core Portfolio

Investment Goal	The Portfolio seeks long-term growth of capital.	The Portfolio seeks long-term growth of capital and income.

Main Investments	The Portfolio invests at least 65% of its assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. The Portfolio focuses on companies which the portfolio manager believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

The portfolio manager uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management abilities) performed by the manager, with input from its large team of equity research analysts.

The Portfolio may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. The Portfolio may invest up to 35% of its assets in foreign securities, including Depositary Receipts and securities of emerging market countries such as Brady bonds.	The Portfolio invests in equity securities of companies of different capitalization ranges. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. Currently, the portfolio manager focuses on U.S. companies with large market capitalizations. It may invest in medium and small companies and in companies located outside the U.S. and in American Depositary Receipts.

In selecting securities for purchase or sale the portfolio manager uses an investment process that combines quantitative models, fundamental research about particular securities and individual judgment. Generally, the selection process currently involves the use of:

• Multi-factor quantitative models: These include a group of “top-down” models that analyze data such as relative valuations, relative price trends, interest rates, the shape of the yield curve and whether a stock is paying dividends. These help direct portfolio emphasis by market capitalization (small, medium, or large), industries, and value or growth styles. A group of “bottom up” models helps to rank stocks in a universe typically including 3000 stocks, selecting stocks for relative attractiveness by analyzing stock and company characteristics.

• Fundamental research: The portfolio manager uses internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.

• Judgment: The Portfolio is then continuously rebalanced by the portfolio manager, using the tools described above. The portfolio manager may consider other factors as well.
The Portfolio invests principally in common stock. It may also invest in other equity securities or equivalents, like preferred stock, convertible stock, and in fixed income securities that can be converted into equity securities. In addition the Portfolio may invest in debt securities, such as bonds and debentures, and in issuers in foreign countries (including emerging market countries), but does not currently emphasize these investments.

The portfolio manager may also invest in derivatives (such as options and futures contracts) to try to increase returns, to try to gain access to a market, to try to hedge against a change in interest rates or market declines or to otherwise help achieve the Portfolio’s investment objective. The portfolio manager may use foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

	The Capital Opportunities Portfolio	The Main Street® Core Portfolio

Principal Risks	Price volatility Foreign investments Emerging countries	Price volatility Interest Rate Credit Foreign investments Emerging Countries Derivatives, synthetics, forward commitments, repurchase agreements and currency transactions

Investment Adviser	Pacific Life Insurance Company	Pacific Life Insurance Company

Portfolio Manager (Sub-Adviser)	MFS Investment Management	OppenheimerFunds, Inc.

Persons Responsible For Management	Gregory W. Locraft, Jr. and Jeffrey C. Constantino	Nikolaos D. Monoyios and Marc R. Reinganum
      As you can see from the chart above, the investment goals of the Portfolios are similar. Both Portfolios invest primarily in common stocks and related securities, such as preferred stock and convertible stock, and may invest in foreign securities (including emerging market countries). The surviving Main Street® Core Portfolio invests in equity securities of companies of different capitalization ranges and currently focuses on U.S. companies with large market capitalizations; while the Capital Opportunities Portfolio generally emphasizes securities of large-cap companies. The portfolio manager for the Main Street® Core Portfolio invests the Portfolio’s assets in securities with attractive growth and value prospects based on multi-factor quantitative models and fundamental research of each company; while the Capital Opportunities Portfolio focuses on companies which its portfolio manager believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Capital Opportunities Portfolio may invest up to 35% of its assets in foreign securities, while the Main Street® Core Portfolio does not currently emphasize these investments. Unlike the Capital Opportunities Portfolio, the Main Street® Core Portfolio may use derivatives and foreign currency contracts for income generating or hedging purposes.

Comparison of Portfolio Characteristics
      The following table compares certain characteristics of the Portfolios as of September 30, 2006 (unaudited):

	The Capital Opportunities Portfolio	The Main Street® Core Portfolio
	(Acquired Portfolio)	(Surviving Portfolio)

Net Assets	$72,645,159	$2,031,184,535
Number of Holdings	72	447
Portfolio Turnover Rate[1]	76.6%	71.4%
Average Market Capitalization of Companies in the Portfolio	$63.1 Billion	$90.5 Billion

Top 5 Industries (as % of total investments)	Financial Services 20.60%	Financial Services 24.10%
	Health Care 19.13%	Technology 15.42%
	Consumer Discretionary 17.09%	Health Care 11.62%
	Technology 13.73%	Consumer Discretionary 11.52%
	Integrated Oils 7.37%	Integrated Oils 7.81%

Portfolio Composition (as a % of net assets)	U.S. Common Stocks 81.11%	U.S. Common Stocks 98.20%
	Foreign Common Stocks 15.76%	Foreign Common Stocks 1.35%
	Short-Term Investments 4.15%	Short-Term Investments 0.62%
	Securities Lending Collateral 8.03%	Securities Lending Collateral 3.11%
	Other Assets & Liabilities, Net (9.05%)	Other Assets & Liabilities, Net (3.28%)

Top 10 Holdings (as a % of net assets)	Exxon Mobil Corp. 3.29%	Exxon Mobil Corp. 3.41%
	Johnson & Johnson 3.21%	General Electric Co. 2.56%
	Tyco International Ltd. 3.16%	Bank of America Corp. 2.42%
	Nestle SA 3.15%	Citigroup Inc. 2.36%
	Wyeth 2.89%	Microsoft Corp. 2.08%
	Amgen Inc. 2.29%	JPMorgan Chase & Co. 1.76%
	Cisco Systems Inc. 2.25%	Johnson & Johnson 1.68%
	Altria Group Inc. 2.23%	Pfizer Inc. 1.64%
	Intel Corp. 2.21%	International Business Machines Corp. 1.47%
	Dell Inc. 2.17%	Chevron Corp. 1.41%

[1]	For the one-year period ended September 30, 2006.
Comparison of Investment Techniques and Principal Risks of Investing in the Portfolios
      Because the Portfolios have investment goals that are similar, many of the risks of investing in the Main Street® Core Portfolio are the same as the risks of investing in the Capital Opportunities Portfolio. You may lose money on your investment in either Portfolio. The value of each Portfolio’s shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Portfolio’s shares. The following summarizes and compares the principal investment techniques and risks of investing in the Portfolios.
Both Portfolios are subject to the following risks, among others:
•       portfolio managers’ investment techniques and strategies are discretionary — Each Portfolio tries to meet its investment goal by using certain principal investments and strategies, and special focuses, which are applicable under normal circumstances. There is the possibility that investment decisions portfolio managers make will not accomplish what they were designed to achieve, that securities purchased by the manager will not appreciate in value as the manager expects, or that a Portfolio will not achieve its investment goal. There can be no assurance that a manager will utilize derivative strategies in a way that is advantageous to a Portfolio.
      Unless otherwise noted, a manager may make decisions or shift assets in a way that causes a Portfolio to not achieve its goals. A manager may also use investment techniques or make investments in securities that are not part of a Portfolio’s principal investment strategy. Each Portfolio may temporarily change its investment strategies if a Portfolio manager believes economic conditions make it necessary to try to protect the Portfolio from potential loss, for redemptions, or other reasons. In that case, the Portfolio may temporarily invest in U.S. government securities, high-quality corporate fixed income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, a Portfolio that invests principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of a Portfolio and cause a Portfolio to miss investment opportunities. Furthermore, investment decisions may not anticipate market trends successfully. For example, a Portfolio that invests too heavily in common stocks during a stock market decline may fail to preserve capital.
      Each Portfolio may have policies on the amount that it can invest in certain kinds of securities or certain ratings or capitalizations of securities. These policies apply at the time the investment is made. Since companies’ market capitalizations fluctuate due to price volatility, capitalization ranges of the indexes may be affected. Therefore, the capitalization ranges of the indexes may change. The definitions of capitalization may be modified from time to time. Some of these policies are in place due to the name of the particular portfolio commonly referred to as the Name Test Policy (Name Test Policy). The Name Test Policy also applies at the time the portfolio invests its assets and under normal circumstances. The Name Policy is applied to a Portfolio’s net assets, plus the amount of any borrowings for investment purposes. A Portfolio may not change its Name Test Policy, if applicable, without notifying shareholders 60 days prior to the change. Other than for the Name Test Policy, if net assets are not specified, then percentage limits refer to total assets. Total assets are equal to the value of securities owned, cash, receivables, and other assets before deducting liabilities.
      Each Portfolio may lend up to 33 1/3% of its assets to seek additional income. All loans must be secured by collateral. In connection with such lending, there is a risk of delay in return of the securities loaned or possible loss of rights in collateral should the borrower become insolvent.
      Each Portfolio may borrow up to 33 1/3% of its assets as necessary for the clearance of purchase and sales of securities. Borrowing may exaggerate changes in the net asset value of a portfolio’s shares and in a Portfolio’s return. Borrowing will cost a portfolio interest expense and other fees. The cost of borrowing may reduce a portfolio’s return.
•       price volatility risk — Both Portfolios principally invest in equity securities that are exposed to potential price volatility. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The prices of fixed income securities are affected by many factors, including prevailing interest rates and market conditions.
      Large companies tend to have more stable prices than small- or medium-sized companies. Small- or medium-sized companies, particularly those in their developmental stages, may have a shorter history of operations, may not have as great an ability to raise capital, may have less evidence that their research and development efforts will result in future growth and may be more susceptible to the underperformance of a sector emphasized by the portfolio and therefore may be riskier and more susceptible to price swings than larger companies. Moreover, such companies may have fewer financial resources, limited product and market diversification, greater potential for volatility in earnings and business prospects, and greater dependency on a few key managers.
•       foreign investments risk — Both Portfolios may invest in foreign investments. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues and foreign controls on investment.
•       emerging countries risk — Both Portfolios may invest in emerging countries. Investments in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons including smaller market capitalizations, greater price volatility, less liquidity, a higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries such as Russia.
In addition to the risks associated with an investment in either Portfolio as noted above, the Main Street® Core Portfolio also may be affected by the following risks, among others:
•       interest rate risk — The Main Street® Core Portfolio may invest in securities with interest rate risk. The value of bonds and short-term money market instruments may fall when interest rates rise. Bonds with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations or money market instruments.
•       credit risk — The Main Street® Core Portfolio may invest in fixed income securities with credit risk. A fixed income security’s issuer may not be able to meet its financial obligations and go bankrupt. High-yield/high-risk bonds, i.e., low credit ratings by Moody’s (Ba and lower) or Standard & Poor’s (BB and lower) or no rating, but are of comparable quality, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are considered to be mostly speculative in nature. Not all U.S. government securities are backed or guaranteed by the U.S. Some are supported only by the credit of the issuing agency, which depends entirely on its own resources to repay their debt, and are subject to the risk of default. In the event of specified credit events, a portfolio that has entered into a credit default swap may be required to pay the notional value of a credit default swap to be the buyer of the swap. Credit default swaps are also subject to counterparty risk.
•       derivatives, synthetics, forward commitments, repurchase agreements and currency transactions risk — The Main Street® Core Portfolio may invest in derivatives. Derivatives (such as futures and options contracts) derive their value from the value of an underlying security, a group of securities or an index. Synthetics are artificially created by using a collection of other assets whose combined features replicate the economic characteristics of a direct investment. The Main Street® Core Portfolio’s use of derivatives, synthetics, forward commitments and currency transactions could reduce returns, increase portfolio volatility, may not be liquid, and may not correlate precisely to the underlying securities or index. All of these investments, including repurchase agreements, are particularly sensitive to counterparty risk.
COMPARISON OF FEES AND EXPENSES
      The following discussion describes and compares the fees and expenses that shareholders pay in connection with investing in the Portfolios.
Advisory Fees
      Each Portfolio pays Pacific Life an advisory fee based on the average daily net assets of the Portfolio. The following table shows the aggregate annual advisory fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio’s average daily net assets:

Advisory Fees
Portfolio	(as a % of Net Assets)*

The Capital Opportunities Portfolio	0.80%
The Main Street® Core Portfolio	0.65%

*	For changes effective May 1, 2007, see note 3 under the Expense Table below.

     If the Reorganization is approved by shareholders, the Main Street® Core Portfolio will pay an advisory fee of 0.45% (after 0.20% reduction — see footnote 3 under the Expense table below) of the Portfolio’s average daily net assets. As such, the proposed Reorganization will result in a lower advisory fee for shareholders of the Capital Opportunities Portfolio.
Management Fees
      Pacific Life pays OppenheimerFunds, Inc., the portfolio manager of the Main Street® Core Portfolio, and MFS Investment Management, the portfolio manager of the Capital Opportunities Portfolio, each a portfolio management fee, payable monthly, based on the average daily net assets of the Main Street® Core Portfolio and the Capital Opportunities Portfolio, respectively. The following table shows the aggregate annual sub-advisory fees paid by Pacific Life to OppenheimerFunds, Inc. and MFS Investment Management for the most recent fiscal year as a percentage of that Portfolio’s average daily net assets:

Portfolio	Rate (%)	Break Point (assets)

The Capital Opportunities Portfolio	0.40%	On first $300 million
	0.375%	On next $300 million
	0.35%	On next $300 million
	0.325%	On next $600 million
	0.25%	On excess
The Main Street® Core Portfolio	0.23%	N/A
Expense Limitation Agreement
      To help limit fund expenses, Pacific Life has contractually agreed to reduce its investment advisory fees or otherwise reimburse each Portfolio for its operating expenses (including organizational expenses, but not including advisory fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation expense and other expenses not incurred in the ordinary course of each portfolio’s business; and expenses of any counsel or other persons or services retained by the fund’s independent trustees) that exceed an annual rate of 0.10% of each Portfolio’s average daily net assets. Such reduction or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2008.
Expense Table
      The current expenses of each of the Portfolios and estimated Main Street Core® Portfolio pro forma expenses giving effect to the proposed Reorganization are shown in the following table. Expenses are based upon the operating expenses incurred by the Portfolios for the year ended December 31, 2005. Main Street Core® Portfolio pro forma fees show estimated fees of the Main Street® Core Portfolio after giving effect to the proposed Reorganization as adjusted to reflect contractual changes. Main Street Core® Portfolio pro forma numbers are estimated in good faith and are hypothetical. Your Variable Contract is a contract between you and Pacific Life and/or PL&A. Each Portfolio is not a party to that Variable Contract. The Portfolios are merely investment options made available to you by Pacific Life and/or PL&A under your Variable Contract. The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract. The table below does not reflect expenses and charges that are, or may be, imposed under your Variable Contract. For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement.

Annual Fund Operating Expenses
as of December 31, 20051
(expenses that are deducted from Portfolio assets, shown as a ratio of expenses to average daily net assets)

					Less Adviser’s	Total
	Advisory	Service	Other	Total	Reimbursement/	Net
Portfolio[2]	Fees[3,4]	Fee[3]	Expenses	Expenses	Waiver[4]	Expenses

Capital Opportunities Portfolio	0.60%	0.20%	0.07%	0.87%	0.00%	0.87%
Main Street® Core Portfolio	0.45%	0.20%	0.04%	0.69%	0.00%	0.69%
Main Street® Core Portfolio pro forma (the combined portfolio)	0.45%	0.20%	0.04%	0.69%	0.00%	0.69%

[1]	The fiscal year end for each Portfolio is December 31.

[2]	The Fund may from time to time enter into directed brokerage agreements that can reduce expenses. The Portfolios may benefit because credits, cash or other compensation generated through the directed brokerage transactions may be used to offset the Portfolios’ custody expenses or to pay other Portfolio expenses. Total adjusted net expenses for these Portfolios, after deduction of an offset for custodian credits and recaptured commissions, if any, were: 0.86% for the Capital Opportunities Portfolio and 0.69% for the Main Street® Core Portfolio.

[3]	Effective May 1, 2007, the advisory fee of each Portfolio will decrease by an amount equal to an annual rate of 0.20% of average daily net assets. However, a Shareholder Services Plan will be put into place for the Portfolio in an amount equal to an annual rate of 0.20% of average daily net assets, so there will be no net reduction in the fees paid by that Portfolio. The new advisory fees of the Capital Opportunities Portfolio, effective May 1, 2007, are 0.60% of average daily net assets of the first $4 billion and 0.58% of average daily net assets in excess of $4 billion. The new advisory fees of the Main Street® Core Portfolio, effective May 1, 2007, are 0.45% of average daily net assets of the first $4 billion and 0.43% of average daily net assets in excess of $4 billion.

[4]	To help limit fund expenses, Pacific Life has contractually agreed to reduce its investment advisory fees or otherwise reimburse each Portfolio for its operating expenses (including organizational expenses, but not including advisory fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation expense and other expenses not incurred in the ordinary course of each portfolio’s business; and expenses of any counsel or other persons or services retained by the fund’s independent trustees) that exceed an annual rate of 0.10% of each Portfolio’s average daily net assets. Such reduction or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2008.
Examples
      The following examples are intended to help you compare the cost of investing in each Portfolio and the combined Main Street Core® Portfolio pro forma. The examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract. The examples assume that you invest $10,000 in each Portfolio and in the combined portfolio after the Reorganization for the time periods indicated. Each example assumes that you invest $10,000 in each Portfolio and in the combined portfolio after the Reorganization for the time periods indicated, your investment has an average return of 5%, all dividends and distributions are reinvested, and that each Portfolio’s operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you hold your shares until the end of each period shown. Your actual expenses and performance may vary.

								Main Street® Core Portfolio
The Capital Opportunities Portfolio				The Main Street® Core Portfolio				pro forma: Portfolios Combined*

1	3	5	10	1	3	5	10	1	3	5	10
Year	Years	Years	Years	Year	Years	Years	Years	Year	Years	Years	Years

$90	$281	$488	$1,084	$69	$218	$379	$847	$69	$218	$379	$847

*	Estimated.
General Information
      Following the Reorganization, certain holdings of the Capital Opportunities Portfolio that are transferred to the Main Street® Core Portfolio in connection with the Reorganization may be sold. Such sales may result in increased transaction costs for the Main Street® Core Portfolio, and the realization of taxable gains or losses for the Main Street® Core Portfolio.

COMPARISON OF PORTFOLIO PERFORMANCE
Relative Performance
      The following table shows, for the periods shown, the (unaudited) average annual total return for each Portfolio and its applicable benchmark index. An index has an inherent performance advantage over the Portfolios since the index has no cash in its portfolio and incurs no operating expenses. An investor cannot invest directly in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Each Portfolio’s past performance is not a guarantee of future results.

	The Capital Opportunities	The Main Street® Core
Calendar	Portfolio	Portfolio
Year/Period Ended	(Acquired Portfolio)[1]	(Surviving Portfolio)[2]	S&P 500 Index[3]

YTD (as of 9/30/06)	5.72%	7.97%	8.52%
2005	1.83%	5.99%	4.91%
2004	12.69%	9.54%	10.87%
2003	27.13%	26.96%	28.67%
2002	(26.78%)	(28.40%)	(22.09%)
2001	(15.54%)	(8.87%)	(11.88%)
2000	N/A	(6.71%)	(9.11%)
1999	N/A	(13.26%)	21.04%
1998	N/A	24.18%	28.58%
1997	N/A	28.60%	33,36%
1996	N/A	19.43%	22.96%

[1]	The Capital Opportunities Portfolio’s inception was January 2, 2001.

[2]	OppenheimerFunds, Inc. began managing the Portfolio on January 1, 2003. Other firms managed the Portfolio before that date. In 1994 some investment policies changed.

[3]	The S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.
Average Annual Total Return
(For the periods ended December 31, 2005)
      The table set forth below shows the average annual total return for each Portfolio over time compared with a broad-based securities market index.

	1 Year	5 Years	10 Years	Since Inception[1]

The Capital Opportunities Portfolio	1.83%	(2.04%)	N/A	(2.04%)
The Main Street® Core Portfolio(2)	5.99%	(0.78%)	6.84%	9.27%
S&P 500 Index(3)	4.91%	0.54%	9.07%	N/A

[1]	The Capital Opportunities Portfolio’s inception was January 2, 2001. The Main Street Core Portfolio’s inception was January 4, 1988.

[2]	OppenheimerFunds, Inc. began managing the Portfolio on January 1, 2003. Other firms managed the Portfolio before that date. In 1994 some investment policies changed.

[3]	The S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.
     For a discussion by the portfolio manager regarding the performance of the Main Street® Core Portfolio for the fiscal year ended December 31, 2005, see Appendix A to this Proxy Statement/ Prospectus. Additional information regarding the Main Street® Core Portfolio is included in Appendix C to this Proxy Statement/ Prospectus.

Calendar Year-By-Year Returns
      Set forth below is the performance information for each Portfolio. The bar charts and table below provide some indication of the risks of investing in each Portfolio by showing changes in the performance of each Portfolio from year to year and by comparing each Portfolio’s performance to that of a broad-based securities market index. Past performance (before and after taxes) is not necessarily an indication of how the Portfolios will perform in the future.
The Capital Opportunities Portfolio — Calendar Year-by-Year Returns1,2
      The bar chart shows the performance of the Capital Opportunities Portfolio shares for each year since inception.

[1]	These figures are for the year ended December 31 of each year.

[2]	During the period shown in the chart, the Portfolio’s best quarterly performance was 18.10% for the 2nd quarter of 2003, and the Portfolio’s worst quarterly performance was (25.33)% for the 3rd quarter of 2001.
The Main Street® Core Portfolio — Calendar Year-By-Year Returns1,2
      The bar chart shows the performance of the Main Street® Core Portfolio shares for each year during the last 10 years.

[1]	These figures are for the year ended December 31 of each year. OppenheimerFunds, Inc. began managing the Portfolio on January 1, 2003. Other firms managed the Portfolio before that date. In 1994 some investment policies changed.

[2]	During the period shown in the chart, the Portfolio’s best quarterly performance was 21.81% for the 4th quarter of 1998, and the Portfolio’s worst quarterly performance was (18.31)% for the 3rd quarter of 2002.
INFORMATION ABOUT THE REORGANIZATION
      The Plan of Reorganization. The terms and conditions under which the proposed transaction may be consummated are set forth in the Plan of Reorganization (the “Plan”). Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix B.

      The Plan provides for: (i) the transfer, as of the Closing Date, of all of the assets of the Capital Opportunities Portfolio in exchange for shares of beneficial interest of the Main Street® Core Portfolio and the assumption by the Main Street® Core Portfolio of all of the Capital Opportunities Portfolio’s liabilities; and (ii) the distribution of shares of the Main Street® Core Portfolio to shareholders of the Capital Opportunities Portfolio, as provided for in the Plan. The result would be a liquidation of the Capital Opportunities Portfolio.
      Each shareholder of the Capital Opportunities Portfolio will hold, immediately after the Closing Date, shares of The Main Street® Core Portfolio having an aggregate value equal to the aggregate value of the shares of the Capital Opportunities Portfolio held by that shareholder as of the Closing Date. Until the Closing Date, shareholders of the Capital Opportunities Portfolio will continue to be able to redeem their shares. Redemption requests received after the Closing Date will be treated as requests for the redemption of shares of the Main Street® Core Portfolio.
      The obligations of the Portfolios under the Plan are subject to various conditions, including approval of the shareholders of the Capital Opportunities Portfolio. The Plan also requires that each of the Portfolios take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Plan. The Plan may be terminated by resolution of the Board or on certain other grounds. Please refer to Appendix B to review the terms and conditions of the Plan.
      Reasons for the Reorganization. The proposed Reorganization was presented to the Board for consideration and approval at a meeting on November 30, 2006. For the reasons discussed below, the Board, including all of the Trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940), unanimously determined that the proposed Reorganization is in the best interests of the Capital Opportunities Portfolio and its shareholders. The Board also determined that the interests of the shareholders of the Capital Opportunities Portfolio will not be diluted as a result of the proposed Reorganization. The Reorganization will allow the Capital Opportunities Portfolio’s shareholders to continue to participate in a professionally managed portfolio that invests in equity securities of companies of different capitalization ranges.
      As shareholders of the Capital Opportunities Portfolio, these shareholders will continue to be able to exchange shares of the Capital Opportunities Portfolio into shares of other portfolios offered by the Fund subject to investment options available to them under their applicable Variable Contracts. A list of the current portfolios offered by the Fund is attached as Appendix D.
      Board Considerations. The Board, in recommending the proposed transaction, considered a number of factors, including the following:

•	the small asset size and the slow growth of the Capital Opportunities Portfolio and management’s conclusion that it is unlikely that this Portfolio will grow significantly;

•	the effects of the Reorganization on annual fund operating expenses and shareholder fees and services and the potential benefits of the transaction to the Capital Opportunities Portfolio shareholders including, in particular, the reduction in advisory fees and the lower expense ratio;

•	the relative past performance of the Capital Opportunities Portfolio versus the Main Street® Core Portfolio, particularly since Oppenheimer began managing the Main Street® Core Portfolio as sub-adviser;

•	the comparability of investment objectives, strategies, policies, management, restrictions and investment holdings of both Portfolios and the common benchmark for both Portfolios (S&P 500 Index);

•	the terms and conditions of the Plan;

•	the direct or indirect costs to be incurred by the Capital Opportunities Portfolio and its respective shareholders in connection with the proposed Reorganization and the willingness of Pacific Life to bear one-half of the expenses of the transaction;

•	the direct or indirect U.S. Federal tax implications to each Portfolio and its respective shareholders, including the tax-free nature of the transaction;

•	whether the interests of the shareholders of either of the Portfolios would be diluted; and

•	any benefits that may be realized by Pacific Life serving as the investment adviser for the Main Street® Core Portfolio including, in particular, the increased retention amount for Pacific Life from its advisory fee revenues.
      THE BOARD RECOMMENDS THAT SHAREHOLDERS APPROVE THE REORGANIZATION OF THE CAPITAL OPPORTUNITIES PORTFOLIO WITH AND INTO THE MAIN STREET® CORE PORTFOLIO.
      Tax Considerations. The Reorganization is intended to qualify for Federal income tax purposes as a tax-free transaction under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, pursuant to this treatment, neither the Capital Opportunities Portfolio, nor its shareholders, nor the Main Street® Core Portfolio, nor its shareholders, is expected to recognize any gain or loss for Federal income tax purposes from the transactions contemplated by the Plan or Reorganization. As a condition to the Closing of the Reorganization, each Portfolio will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free transaction for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Fund.
      Expenses of the Reorganization. Pacific Life, investment adviser to the Fund, will bear half the cost of the Reorganization. The Capital Opportunities Portfolio will bear the other half of the costs relating to the proposed Reorganization, including, but not limited to, the costs of solicitation of voting instructions and any necessary filings with the SEC. The principal solicitation will be by mail, but voting instructions also may be solicited by telephone, Internet or in person. The Altman Group, Inc. has been retained to assist with voting instruction solicitation activities (including assembly and mailing of materials to owners of Variable Contracts).
      Future Allocation of Premiums. Shares of the Capital Opportunities Portfolio have been purchased at the direction of Variable Contract owners by Pacific Life and/or PL&A through separate accounts to fund benefits payable under a Variable Contract. If the Reorganization is approved, Pacific Life and PL&A have advised that all premiums or transfers to the Capital Opportunities Portfolio will be allocated to the Main Street® Core Portfolio.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS
      Form of Organization. The Capital Opportunities Portfolio and the Main Street® Core Portfolio are each a separate portfolio of the Fund, which is a Massachusetts business trust. The Fund also offers other portfolios, which are not involved in the Reorganization. The Fund is governed by its Board of Trustees, which is composed of six (6) Trustees.
      As each Portfolio is a portfolio of the Fund, there are no key differences in the rights of shareholders of the Portfolios.
      Adviser. Founded in 1868, Pacific Life, the investment adviser and administrator of the Fund, provides life insurance products, individual annuities and mutual funds, and offers a variety of investment products and services to individuals, businesses and pension plans. Additional information about Pacific Life can be obtained at its web site, www.PacificLife.com. In its role as investment adviser, Pacific Life supervises the management of all of the Fund’s portfolios.
      Pacific Life has retained OppenheimerFunds, Inc. (“Oppenheimer”) to serve as portfolio manager for the Main Street® Core Portfolio and MFS Investment Management as portfolio manager of the Capital Opportunities Portfolio. Pacific Life, subject to the review of the Fund’s Board, has ultimate responsibility to oversee and monitor the performance of these managers. Under an exemptive order from the SEC, Pacific

Life and the Fund can hire, terminate and replace the managers (except, as a general matter, managers affiliated with Pacific Life) without shareholder approval. Within 90 days of the hiring of any new manager, shareholders of the affected portfolio will be sent information about the change.
      Oppenheimer, Two World Financial Center, 225 Liberty Street, New York, New York 10281, is one of the largest mutual fund companies in the United States, with more than $220 billion in assets under management as of September 30, 2006. Oppenheimer has been serving the investment needs of financial advisors and their clients since 1960 with more than 60 mutual funds and more than 6 million shareholder accounts.
      Investment Personnel. The following individuals are jointly and primarily responsible for the day-to-day management of the Main Street® Core Portfolio:
      Nikolaos D. Monoyios, CFA, a senior vice president of Oppenheimer and has been a member of the Portfolio’s management team since 2003. He joined Oppenheimer in 1998 as a portfolio manager and was formerly a portfolio manager of the Guardian Investor Services from 1979 to 1998.
      Dr. Marc R. Reinganum, a vice president of Oppenheimer, has been a member of the Portfolio’s management team since 2003. He is also director of quantitative research and portfolio strategist for equities at Oppenheimer. Dr. Reinganum was formerly the Mary Jo Vaughn Rauscher Chair in financial investments at Southern Methodist University (SMU) from 1995 until September 2002. At SMU, he also served as the director of the finance institute, chairman of the finance department, president of the faculty at the Cox School of Business and member of the Board of Trustee Investment Committee.
      With respect to the individuals listed, the Statement of Additional Information, dated May 1, 2006, as supplemented, provides additional information about compensation, other accounts managed and ownership of securities in the Portfolio.
      Distributor. Pacific Select Distributors, Inc. (the “Distributor”) whose address is 700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660, is the principal distributor for the Fund.
      Dividends, Distributions and Taxes. Each Portfolio intends to distribute substantially all of its net investment income and realized capital gains to shareholders at least once a year, although distributions could occur more frequently. Each Portfolio intends to be taxed as a partnership for Federal income tax purposes under the Code. A Portfolio taxed as a partnership would not be subject to income tax and any income or gains of the Portfolios would instead be taken into account by the insurance companies.
      Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for variable annuity contracts and variable life insurance policies so that owners of these contracts should not be subject to Federal tax on distribution of dividends and income from a Portfolio to the insurance company’s separate accounts or on income to such separate accounts.
      The foregoing is only a summary of some of the important Federal income tax considerations generally affecting a Portfolio and you. Please refer to the SAI for more information about the tax status of the Portfolios. You should consult the prospectus for the Variable Contracts or with your tax adviser for information regarding taxes applicable to the Variable Contracts. If the Plan is approved by the Capital Opportunities Portfolio’s shareholders, then as soon as practicable before the Closing Date, the Capital Opportunities Portfolio will pay its shareholders a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains.

      Capitalization. The following table shows on an unaudited basis the capitalization of each of the Portfolios as of November 30, 2006, and on Main Street Core® Portfolio’s pro forma basis as of November 30, 2006 giving effect to the Reorganization:

		Net Asset Value	Shares
	Net Assets	Per Share	Outstanding

Capital Opportunities Portfolio	$80,993,298	$9.94	8,145,691
Main Street® Core Portfolio	$2,145,972,428	$24.11	88,995,835
Main Street® Core Portfolio pro forma Adjustments [1]	$(108,324)		(4,791,303)
Main Street® Core Portfolio pro forma (the combined portfolio)	$2,226,857,402	$24.11	92,350,223

[1]	Adjustments reflect the reduction in advisory fees from 0.80% for the Capital Opportunities Portfolio to 0.65% for the Main Street Core Portfolio and the decrease in custodian transaction costs due to the elimination of duplicative expenses achieved by merging the Portfolios.
GENERAL INFORMATION ABOUT THE PROXY STATEMENT
      Voting Rights. This Proxy Statement/ Prospectus is being furnished in connection with the solicitation of Proxies by the Board. Shares of the Capital Opportunities Portfolio entitle their holders to one vote for each share held, and a proportionate fraction of a vote for each fraction of a share held. Shares have noncumulative voting rights. You may vote by mail, telephone, Internet or in person. If you vote by mail, your proxy card must be received at the address noted on the reply envelope by 8:00 a.m. Eastern time on March 30, 2007. If you vote by telephone or Internet, you must vote by 8:00 a.m. Eastern time on March 30, 2007. You may also vote by attending the Meeting.
      A Variable Contract owner may revoke the accompanying voting instruction at any time prior to its use by filing with Pacific Life or its subsidiary, PL&A, as applicable, a written revocation or duly executed voting instruction bearing a later date. In addition, any Variable Contract owner who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any voting instruction previously given. The persons named in the accompanying voting instruction will vote as directed by the ballot, but in the absence of voting directions in any properly executed voting instruction that is signed and timely returned, they will vote FOR the Reorganization proposal and may vote in accordance with their best judgment with respect to other matters not now known to the Board that may be presented at the Meeting.
      At the close of business on January 19, 2007 (the “Record Date”) there were 7,737,196.861 outstanding shares of the Capital Opportunities Portfolio. The shares of the Portfolio are offered as an investment medium for Variable Contracts. Pacific Life and PL&A, are the owners of the Capital Opportunities Portfolio shares underlying the Variable Contracts, but are soliciting voting instructions from Contract Owners having contract value invested in the Capital Opportunities Portfolio (a beneficial interest) as to how the shares will be voted.
      Approval of the Reorganization requires the affirmative vote of a majority of the outstanding shares of the Capital Opportunities Portfolio. With respect to the Capital Opportunities Portfolio, a majority of the outstanding shares means the lesser of (a) 67% or more of the shares of the Capital Opportunities Portfolio present at the meeting if more than 50% of the outstanding shares of the Capital Opportunities Portfolio are represented in person or by proxy at the meeting; or (b) more than 50% of the shares of the Capital Opportunities Portfolio. The Capital Opportunities Portfolio must have a quorum to conduct its business at the Meeting. Holders of 30% of the outstanding shares present in person or by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote, present in person or by proxy, may adjourn the meeting from time to time until a quorum is present. Shares held by shareholders present in person or represented by proxy at the meeting (including Pacific Life and PL&A) will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on any proposal before the meeting. Since Pacific Life and PL&A are the owners of record of all of the outstanding shares of the Capital Opportunities Portfolio, it is anticipated that a quorum will be present at the meeting.
      Pacific Life and PL&A (each a “PL Insurer”) will each vote shares of the Portfolio held by each of their respective separate accounts that fund the Variable Contracts in accordance with instructions received from Variable Contract Owners. Abstentions and broker non-votes (proxy cards received by the company from brokers or nominees when the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote and has no discretion to vote on a particular matter) will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting, and will have the same effect as a vote “AGAINST” the Proposal. Each PL Insurer will also vote shares of the Portfolio held in each such separate account for which it has not received timely instructions, in the same proportion as it votes shares held by that separate account for which it has received instructions. Each PL Insurer will vote any shares held by any of its separate accounts for which no voting instructions are received in the same proportion as other votes cast by all of its separate accounts in the aggregate. Shareholders and Variable Contract owners permitted to give instructions, and the number of shares for which such instruction may be given for purposes of voting at the meeting and any adjournments thereof, will be determined as of the Record Date.
      To the knowledge of the Fund, as of the Record Date, no current Trustee owns 1% or more of the outstanding shares of either Portfolio, and the officers and Trustees own, as a group, less than 1% of the shares of either Portfolio. As of the Record Date, Pacific Life and PL&A each owned of record 99.3% and 0.7%, respectively, of the Capital Opportunities Portfolio’s shares and 98.3% and 1.7%, respectively, of the Main Street® Core Portfolio’s shares, and therefore may be determined to control the Portfolios for purposes of the Investment Company Act of 1940. Pacific Life is a Nebraska corporation with its principal offices located at 700 Newport Center Drive, Newport Beach, CA 92660. Neither Pacific Life nor PL&A owned beneficially any shares of either Portfolio. On the basis of Pacific Life’s and PL&A’s current holdings of the Portfolios’ shares, Pacific Life and PL&A each will own of record 98.4% and 1.6%, respectively, of the combined portfolio’s shares upon the consummation of the proposed Reorganization.
      Other Matters to Come Before the Meeting. The Capital Opportunities Portfolio does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement/ Prospectus. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.
      Shareholder Proposals. The Capital Opportunities Portfolio is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by the Capital Opportunities Portfolio’s management. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.
      IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. YOU MAY ALSO VOTE TELEPHONICALLY BY CALLING 1-866-458-9860 OR VOTE ON THE INTERNET BY LOGGING ONTO https://www.myproxyonline.com AND FOLLOWING THE ONLINE INSTRUCTIONS. IF YOU VOTE BY MAIL, ONLY VOTING INSTRUCTIONS RECEIVED BY 8:00 A.M. EASTERN TIME ON MARCH 30, 2007, AT THE ADDRESS SHOWN ON THE ENCLOSED POSTAGE PAID ENVELOPE, WILL BE COUNTED. IF YOU VOTE BY TELEPHONE OR INTERNET, ONLY VOTES CAST BY 8:00 A.M. EASTERN TIME ON MARCH 30, 2007, WILL BE COUNTED.

Audrey L. Milfs
Secretary
January 26, 2007
700 Newport Center Drive
Newport Beach, California 92660

APPENDIX A
PORTFOLIO MANAGER’S REPORT FOR THE MAIN STREET® CORE PORTFOLIO
      Set forth below is an excerpt from the Main Street® Core Portfolio’s annual report, dated December 31, 2005.
Main Street Core Portfolio
Q.  How did the portfolio perform over the year ended December 31, 2005?
A.  For the year ended December 31, 2005, the Main Street Core Portfolio returned 5.99%**, compared to a 4.91%* return for its benchmark, the S&P 500 Index.
Performance Comparison
Average Annual Total Return as of December 31, 2005

	1 Year	5 Years	10 Years

Main Street Core Portfolio**	5.99%	-0.78%	6.84%
S&P 500 Index*	4.91%	0.54%	9.07%
Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.
* All indices are unmanaged. Sources for indices: Lipper Analytical Services.
** The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns.
Q.  Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A.  For the twelve-month period ended December 31, 2005, the portfolio provided an average annual total return that was higher than that of its benchmark. We, at Oppenheimer, attributed the portfolio’s relative

A-1

performance to the security selection process, which more than offset weakness among mega-capitalization stocks in 2005.
      However, the portfolio’s absolute returns were limited by relatively lackluster conditions in the U.S. stock market during 2005. Although corporate earnings continued to grow in a steadily expanding economy, investors became concerned early in the reporting period that stronger-than-expected economic growth might cause the Fed to raise short-term interest rates more than many investors previously expected, potentially eroding profit margins. In addition, investors worried during the spring and summer that soaring energy prices might adversely affect corporate earnings. Finally, the disruptions caused by hurricanes Katrina, Rita and Wilma gave investors cause for concern in the fall.
      The portfolio’s overweighted position versus the benchmark and security selection strategy in the energy sector proved to be particularly rewarding. In addition to identifying winners among U.S.-based energy companies, the portfolio received strong contributions from several Canadian energy firms. The portfolio’s relative performance also benefited from its relatively light exposure to consumer discretionary companies, which provided relatively disappointing results.
      On the other hand, the portfolio’s slightly overweighted exposure versus the benchmark to information technology stocks detracted modestly from performance, due primarily to poor returns from some of the sector’s larger companies. The portfolio’s holdings of very large telecommunications companies also held back returns.
      Finally, the portfolio benefited during 2005 from our efforts to achieve a better balance across capitalization ranges. Early in the year, we reduced the portfolio’s emphasis on mega-capitalization stocks in favor of large-capitalization stocks, which helped the portfolio avoid the full brunt of relative weakness among the market’s largest companies.
      During the second half of 2005, we began to see some significant changes in the ratings assigned by our statistical models to individual stocks. We attribute the shifts to seasonal factors, in which more growth-oriented, economically sensitive stocks historically have tended to fare better than value-oriented shares during the first and fourth quarters of the year. As a result, information technology companies replaced financial and energy stocks as the portfolio’s most overweighted market sector. Nonetheless, the portfolio is still overweighted versus the benchmark in energy, and it is now overweighted in healthcare. All other sectors are underweighted relative to its benchmark, including the financial sector, which was the most overweighted sector in mid-2005.
      Although we do not make investment decisions based on a macroeconomic outlook, we are encouraged by signs that larger-capitalization stocks may finally be returning to favor. Regardless of the market’s direction in 2006, we intend to continue to employ our quantitative models when constructing a broadly diversified, fully invested stock portfolio.

A-2

APPENDIX B
PLAN OF REORGANIZATION
      THIS PLAN OF REORGANIZATION (the “Plan”) is adopted on this November 30, 2006, by Pacific Select Fund (the “Fund”), a Massachusetts business trust, with its principal place of business at 700 Newport Center Drive, Newport Beach, California 92660, on behalf of the Main Street® Core Portfolio (the “Surviving Portfolio”), a separate series of the Fund, and the Capital Opportunities Portfolio (the “Acquired Portfolio”), another separate series of the Fund.
      The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Portfolio to the Surviving Portfolio in exchange solely for voting shares of beneficial interest ($.001 par value per share) of the Surviving Portfolio (the “Surviving Portfolio Shares”), the assumption by the Surviving Portfolio of all liabilities of the Acquired Portfolio, and the distribution of the Surviving Portfolio Shares to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Plan.
      WHEREAS, the Acquired Portfolio and Surviving Portfolio are each a series of the Fund, an open-end, registered investment company of the management type, and the Acquired Portfolio owns securities which generally are assets of the character in which the Surviving Portfolio is permitted to invest; and
      WHEREAS, the Board Trustees of the Fund (the “Board”) has determined that the exchange of all of the assets of the Acquired Portfolio for Surviving Portfolio Shares and the assumption of all liabilities of the Acquired Portfolio by the Surviving Portfolio is in the best interests of the Surviving Portfolio and its shareholders and that the interests of the existing shareholders of the Surviving Portfolio would not be diluted as a result of this transaction; and
      WHEREAS, the Board has also determined, with respect to the Acquired Portfolio, that the exchange of all of the assets of the Acquired Portfolio for Surviving Portfolio Shares and the assumption of all liabilities of the Acquired Portfolio by the Surviving Portfolio is in the best interests of the Acquired Portfolio and its shareholders and that the interests of the existing shareholders of the Acquired Portfolio would not be diluted as a result of this transaction.
      NOW, THEREFORE, the Fund, on behalf of the Surviving Portfolio and the Acquired Portfolio separately, hereby approves the Plan on the following terms and conditions:

1.	Transfer Of Assets Of The Acquired Portfolio To The Surviving Portfolio In Exchange For The Surviving Portfolio Shares, The Assumption Of All Acquired Portfolio Liabilities And The Liquidation Of The Acquired Portfolio.
      1.1 Subject to the requisite approval of the Acquired Portfolio shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Portfolio agrees to transfer all of the Acquired Portfolio’s assets, as set forth in paragraph 1.2, to the Surviving Portfolio, and the Surviving Portfolio agrees in exchange therefore: (i) to deliver to the Acquired Portfolio the number of full and fractional Surviving Portfolio Shares determined by dividing the value of the Acquired Portfolio’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Surviving Portfolio Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Portfolio. Such transactions shall take place at the closing provided for in paragraph 3.1(the “Closing”).
      1.2 The assets of the Acquired Portfolio to be acquired by the Surviving Portfolio shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the closing date provided for in paragraph 3.1 (the “Closing Date”).

      1.3 The Acquired Portfolio will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Surviving Portfolio shall also assume all of the liabilities of the Acquired Portfolio, whether accrued or contingent, known or unknown, existing at the Valuation Date.
      1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Portfolio will distribute to the Acquired Portfolio’s shareholders of record, determined as of the close of business on the Closing Date (the “Acquired Portfolio Shareholders”), on a pro rata basis within that class, the Surviving Portfolio Shares received by the Acquired Portfolio pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Surviving Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Surviving Portfolio to open accounts on the share records of the Surviving Portfolio in the names of the Acquired Portfolio Shareholders. The aggregate net asset value of Surviving Portfolio Shares to be so credited to Acquired Portfolio Shareholders shall be equal to the aggregate net asset value of the Acquired Portfolio shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Portfolio will simultaneously be canceled on the books of the Acquired Portfolio, although share certificates representing interests in shares of the Acquired Portfolio will then represent a number of Surviving Portfolio Shares, as determined in accordance with Section 2.3. The Surviving Portfolio shall not issue certificates representing the Surviving Portfolio Shares in connection with such exchange.
      1.5 Ownership of Surviving Portfolio Shares will be shown on the books of the Fund’s transfer agent. Shares of the Surviving Portfolio will be issued in the manner described in the Fund’s then-current prospectus and statement of additional information.
      1.6 Any reporting responsibility of the Acquired Portfolio including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Portfolio.
2.   Valuation
      2.1 The value of the Acquired Portfolio’s assets to be acquired by the Surviving Portfolio hereunder shall be the value of such assets computed at or about 4:00 p.m. Eastern time on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Fund’s then-current prospectus or statement of additional information and as established by the Board.
      2.2 The net asset value of the Surviving Portfolio Share shall be the net asset value per share computed at or about 4:00 p.m. Eastern time and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the Fund’s then-current prospectus or statement of additional information with respect to the Surviving Portfolio, and as established by the Board.
      2.3 The number of Surviving Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Portfolio’s assets shall be determined by dividing the value of the net assets of the Acquired Portfolio, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a Surviving Portfolio Share, determined in accordance with paragraph 2.2.
      2.4 All computations of value shall be made by the Acquired Portfolio’s designated recordkeeping agent.
3.   Closing And Closing Date
      3.1 The Closing Date shall be April 30, 2007, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date, unless otherwise agreed to by the parties. The close of business on the Closing Date shall be at or about 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Fund or at such other time and/or place as the parties may agree.

      3.2 The Fund shall direct State Street Bank and Trust Company of California, N.A., as custodian for the Fund (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Acquired Portfolio’s portfolio securities, cash, and any other assets (“Assets”) shall have been delivered in proper form to the Surviving Portfolio within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Portfolio’s portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Portfolio Custodian to the custodian for the Surviving Portfolio for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Portfolio as of the Closing Date for the account of the Surviving Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Portfolio’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (“1940 Act”). The cash to be transferred by the Acquired Portfolio shall be delivered by wire transfer of federal funds on the Closing Date.
      3.3 The Fund, on behalf of the Acquired Portfolio, shall direct Pacific Life Insurance Company (the “Transfer Agent”) to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Portfolio shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.
      3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Surviving Portfolio or the Acquired Portfolio shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board, accurate appraisal of the value of the net assets of the Surviving Portfolio or the Acquired Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.
4.   Representations And Warranties
      4.1 Except as has been fully disclosed to and accepted by the Surviving Portfolio prior to the date of this Plan in a written instrument executed by an officer of the Fund, the Fund, on behalf of the Acquired Portfolio, represents and warrants to the Surviving Portfolio as follows:

(a) The Acquired Portfolio is duly organized as a series of the Fund, which is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power under the Fund’s Amended and Restated Agreement and Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) The Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended (“1933 Act”), including the shares of the Acquired Portfolio, are in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”) and the 1940 Act, and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used during the three years previous to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Acquired Portfolio will have good and marketable title to the Acquired Portfolio’s assets to be transferred to the Surviving Portfolio pursuant to paragraph 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Surviving Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Surviving Portfolio;

(f) The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Fund’s Amended and Restated Agreement and Declaration of Trust, as amended, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Portfolio is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Portfolio is a party or by which it is bound;

(g) The Acquired Portfolio has no material contracts or other commitments (other than this Plan) that will be terminated with liability to it prior to the Closing Date;

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Portfolio knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The statement of assets and liabilities, including the schedule of investments, of the Acquired Portfolio as of December 31, 2005, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Surviving Portfolio) present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j) Since December 31, 2005, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Surviving Portfolio. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Portfolio due to declines in market values of securities in the Acquired Portfolio, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio Shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change;

(k) On the Closing Date, all Federal and other tax returns and reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Portfolio’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) For each taxable year of its operation ending on or before December 31, 2006, the Acquired Portfolio has met the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended

(the “Code”) for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, and has or will have distributed, prior to the Closing Date, all of its investment company taxable income and net capital gain (as defined in the Code) for all taxable years ending on or before December 31, 2006. The Acquired Portfolio will be taxed as a partnership for federal income tax purposes for its taxable year beginning January 1, 2007 and ending on the Closing Date.

(m) All issued and outstanding shares of the Acquired Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund (recognizing that, under Massachusetts law, it is theoretically possible that shareholders of the Acquired Portfolio could, under certain circumstances, be held personally liable for obligations of the Acquired Portfolio) and have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Portfolio, as provided in paragraph 3.3;

(n) The adoption and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board, and, subject to the approval of the shareholders of the Acquired Portfolio, this Plan will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board, and, subject to the approval of the shareholders of the Acquired Portfolio, this Plan will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(o) The information to be furnished by the Acquired Portfolio for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p) The proxy statement of the Surviving Portfolio (the “Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.5, insofar as it relates to the Surviving Portfolio, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

      4.2 Except as has been fully disclosed to and accepted by the Acquired Portfolio prior to the date of this Plan in a written instrument executed by an officer of the Fund, the Fund, on behalf of the Surviving Portfolio, represents and warrants to the Acquired Portfolio as follows:

(a) The Surviving Portfolio is duly organized as a series of the Fund, which is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power under the Fund’s Amended and Restated Agreement and Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) The Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of the Surviving Portfolio, are in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Surviving Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Surviving Portfolio and each prospectus and statement of additional information of the Surviving Portfolio used during the three years previous to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Surviving Portfolio will have good and marketable title to the Surviving Portfolio’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Portfolio has received notice and necessary documentation at or prior to the Closing;

(f) The Surviving Portfolio is not engaged currently, and the adoption and performance of this Plan will not result, in (i) a material violation of the Fund’s Amended and Restated Agreement and Declaration of Trust, as amended, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Surviving Portfolio is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Surviving Portfolio is a party or by which it is bound;

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Surviving Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Surviving Portfolio knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h) The statement of assets and liabilities, including the schedule of investments, of the Surviving Portfolio as of December 31, 2005, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Portfolio) present fairly, in all material respects, the financial condition of the Surviving Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Surviving Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i) Since December 31, 2005, there has not been any material adverse change in the Surviving Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Portfolio. For purposes of this subparagraph (i), a decline in net asset value per share of the Surviving Portfolio due to declines in market values of securities in the Surviving Portfolio’s portfolio, the discharge of Surviving Portfolio liabilities, or the redemption of Surviving Portfolio shares by shareholders of the Surviving Portfolio, shall not constitute a material adverse change;

(j) On the Closing Date, all Federal and other tax returns and reports of the Surviving Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Surviving Portfolio’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k) For each taxable year of its operation ending on or before December 31, 2006, the Surviving Portfolio has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, has distributed or will distribute prior to the Closing Date all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending on or prior to December 31, 2006. For its taxable year beginning on January 1, 2007 and ending on December 31, 2007 the Surviving Portfolio will be taxed as a partnership for federal income tax purposes;

(l) All issued and outstanding Surviving Portfolio Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund recognizing that, under Massachusetts law, it is theoretically possible that shareholders of the Acquired Portfolio, could, under certain circumstances, be held personally liable for obligations of the Surviving Portfolio and have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws;

(m) The adoption and performance of this Plan will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board on behalf of the Surviving Portfolio and this Plan will constitute a valid and binding obligation of the Surviving Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The Surviving Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Surviving Portfolio Shares, and will be fully paid and non-assessable by the Fund;

(o) The information to be furnished by the Surviving Portfolio for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p) That insofar as it relates to the Fund or the Surviving Portfolio, the Registration Statement (as defined in Section 5.5 herein) relating to the Surviving Portfolio shares issuable hereunder, and the proxy materials of the Acquired Portfolio to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Portfolio contemplated therein, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder.

5.	Covenants Of The Surviving Portfolio And The Acquired Portfolio
      5.1 The Surviving Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.
      5.2 The Fund will call a meeting of the shareholders of the Acquired Portfolio to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.
      5.3 The Acquired Portfolio covenants that the Surviving Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.
      5.4 Subject to the provisions of this Plan, the Surviving Portfolio and the Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.
      5.5 The Acquired Portfolio will provide the Surviving Portfolio with information reasonably necessary for the preparation of a prospectus (the “Prospectus”), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Surviving Portfolio (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Portfolio to consider approval of this Plan and the transactions contemplated herein.
      5.6 As soon as is reasonably practicable after the Closing, the Acquired Portfolio will make a liquidating distribution to its shareholders consisting of the Surviving Portfolio Shares received at the Closing.
      5.7 The Surviving Portfolio and the Acquired Portfolio shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.
      5.8 The Acquired Portfolio covenants that it will, from time to time, as and when reasonably requested by the Surviving Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Surviving Portfolio may reasonably deem necessary or desirable in order to vest in and confirm the Surviving Portfolio’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Plan.
      5.9 The Surviving Portfolio will use all reasonable efforts to obtain such regulatory approvals and authorizations as may be necessary, including those required by the 1933 Act and the 1940 Act, in order to continue its operations after the Closing Date.

6.	Conditions Precedent To Obligations Of The Acquired Portfolio
      The obligations of the Acquired Portfolio to consummate the transactions provided for herein shall be subject, at the Acquired Portfolio’s election, to the performance by the Surviving Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:
      6.1 All representations and warranties of the Surviving Portfolio and the Fund contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
      6.2 The Fund and the Surviving Portfolio shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Fund and the Surviving Portfolio on or before the Closing Date; and

      6.3 The Acquired Portfolio and the Surviving Portfolio shall have agreed on the number of full and fractional Surviving Portfolio shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	Conditions Precedent To Obligations Of The Surviving Portfolio
      The obligations of the Surviving Portfolio to complete the transactions provided for herein shall be subject, at the Surviving Portfolio’s election, to the performance by the Acquired Portfolio of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
      7.1 All representations and warranties of the Acquired Portfolio and the Fund contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
      7.2 The Fund and the Acquired Portfolio shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Fund or the Acquired Portfolio on or before the Closing Date;
      7.3 The Acquired Portfolio and the Surviving Portfolio shall have agreed on the number of full and fractional Surviving Portfolio shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;
8.              Further Conditions Precedent To Obligations Of The Surviving Portfolio And The Acquired Portfolio
      If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Portfolio or the Surviving Portfolio, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:
      8.1 The Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Portfolio in accordance with the provisions of the Fund’s Amended and Restated Agreement and Declaration of Trust, as amended, By-Laws, applicable Massachusetts law and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Surviving Portfolio nor the Acquired Portfolio may waive the conditions set forth in this paragraph 8.1;
      8.2 On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;
      8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Surviving Portfolio or the Acquired Portfolio to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Portfolio or the Acquired Portfolio, provided that either party hereto may for itself waive any of such conditions;
      8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and
      8.5 The parties shall have received the opinion of Dechert LLP addressed to the Fund substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Plan shall constitute a tax-free transaction for Federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert LLP determines that the transaction contemplated by this Plan does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert

LLP of representations it shall request of the Fund. Notwithstanding anything herein to the contrary, the Fund may not waive the condition set forth in this paragraph 8.5.

9.	Brokerage Fees And Expenses
      9.1 The Surviving Portfolio represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
      9.2 Pacific Life Insurance Company, investment adviser to the Fund, will bear half the cost of the expenses relating to the proposed Reorganization. The Acquired Portfolio will bear the other half of the expenses relating to the proposed Reorganization, including, but not limited to, the costs of solicitation of voting instructions and any necessary filings with the SEC. The costs of the Reorganization shall include, but not be limited to, preparation of the Registration Statement, printing and distributing the Surviving Portfolio’s prospectus and the Acquired Portfolio’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings.
10. Entire Agreement; Survival Of Warranties
      10.1. The Company has not made any representation, warranty or covenant, on behalf of either the Acquired Portfolio or the Surviving Portfolio, not set forth herein, and this Agreement constitutes the entire agreement between the Surviving Portfolio and Acquired Portfolio with respect to the Reorganization.
      10.2 The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.
11. Termination
      This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Plan inadvisable.
12. Amendments
      This Plan may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Fund; provided, however, that following the meeting of the shareholders of the Acquired Portfolio called by the Fund pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of Surviving Portfolio shares to be issued to the Acquired Portfolio Shareholders under this Plan to the detriment of such shareholders without their further approval.
13. Notices
      Any notice, report, statement or demand required or permitted by any provision of this Plan shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Pacific Select Fund at 700 Newport Center Drive, Post Office Box 7500, Newport Beach, California 92660, attn: Robin S. Yonis, in each case with a copy to Dechert LLP, 1775 Eye Street, N.W., Washington, D.C. 20006-2401, attn: Jeffrey S. Puretz.
14. Headings; Counterparts; Governing Law; Assignment; Limitation Of Liability
      14.1 The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.
      14.2 This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

      14.3 This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.
      14.4 The obligations imposed by this Plan shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of either party hereto personally, but shall bind only the trust property of such party, as provided in the Fund’s Amended and Restated Agreement and Declaration of Trust, as amended. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

APPENDIX C
ADDITIONAL INFORMATION REGARDING
THE MAIN STREET® CORE PORTFOLIO
(“PORTFOLIO”)
About Your Investment
      The Pacific Select Fund (the “Fund”) is available only to people who own certain variable annuity contracts or variable life insurance policies. You do not buy, sell or exchange shares of the Fund’s portfolios — you choose investment options through your variable annuity contract or variable life insurance policy issued or administered by Pacific Life Insurance Company (“Pacific Life”) or Pacific Life & Annuity Company (“PL&A”). Pacific Life and PL&A then invest in the portfolios of the Pacific Select Fund, including the Portfolio, according to the investment options you’ve chosen. Accordingly, the Fund does not have any limitations on the number of transfers or exchanges the insurance companies may make. However, all of the variable life insurance policies and annuity contracts which use the Fund as their investment vehicle do have certain restrictions on the number of transfers or exchanges that contract owners may make. The Fund may, subject to approval by the Board of Trustees (the “Board”), pay for a sale or exchange, in whole or part, by a distribution of securities from a portfolio, in lieu of cash, in accordance with applicable rules. You’ll find information about how this works in the product prospectus or offering memorandum.
      Please refer to the prospectus, prospectus summary, disclosure statement, or plan document for information on how to direct investments in, or redemptions from, an investment option corresponding to the Portfolio and any fees that may apply. Pacific Life, PL&A and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.
      The Portfolio may discontinue offering its shares at any time. If the Portfolio is discontinued, any allocation to the Portfolio will be allocated to another Portfolio that the Board of Trustees believes is suitable, as long as any required regulatory standards are met.
Determination of Net Asset Value
      The Portfolio’s NAV per share is calculated once a day, every day the New York Stock Exchange (“NYSE”) is open. For purposes of calculating the NAV, the Portfolio uses pricing data as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern time, although it occasionally closes earlier. For any transaction, the NAV that will apply is the NAV calculated after receipt by Pacific Life or PL&A of a request to buy, sell or exchange shares. For purposes of calculating the NAV, the Portfolio normally uses pricing data for domestic equity securities received shortly after the NYSE close and do not normally take into account trading, clearances or settlements that take place after the NYSE close. Domestic fixed income and foreign securities are normally priced using data reflecting the closing of the principal markets or market participants for those securities, which may be earlier than the NYSE close. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of a security or the NAV determined earlier that day.
      NAV will not be determined on days when the NYSE is closed. In addition, a delay in calculating the NAV may happen if the NYSE closes on a day other than a regular holiday or weekend, trading on the NYSE is restricted, an emergency exists as determined by the SEC, making securities sales or determinations of NAV not practicable, or the SEC permits a delay for the protection of shareholders.
      The value of each security is based on its actual market value or fair value. Pricing data is obtained from various sources approved by the Board. The Portfolio may value securities at fair value as estimated in good faith under procedures established by the Board, based upon recommendations provided by the portfolio manager, in accordance with valuation services approved by the Board, or otherwise as provided by the Fund’s valuation procedures, which have been determined by the board in good faith to represent fair value. Fair valuation will be used when market quotations are not readily available or reliable, or if events significantly affecting the values of the Portfolio’s foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE. The estimated fair value of a security may differ from the value that would have been assigned to the security had other valuations (such as last trade price) been used. Additionally, these fair values may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of the security as of the close of the NYSE.
      Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m. Eastern time. In addition, the Portfolio may calculate their NAVs on days when the NYSE is open but foreign markets are closed. Conversely, securities trading on foreign markets may take place on days when the NYSE is closed, and as a result, the Portfolio’s NAVs are not calculated and shareholders are not able to redeem their shares on such days. Since securities that are primarily listed on foreign exchanges may trade on weekends, U.S. holidays or other days when the Portfolio does not price its shares, the value of the Portfolio’s securities (and thereby the NAV of the portfolio) may change on days when shareholders will not be able to purchase or redeem shares. For a list of holidays observed, contact Pacific Life’s customer service.
      Quotations of foreign securities in foreign currencies are converted to U.S. dollar equivalents using a foreign exchange quotation from an approved source prior to calculating the NAV. The calculation of the NAV of the Portfolio when it invests in foreign securities which are principally traded in a foreign market may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation. Further, under the Fund’s procedures, the prices of foreign securities are determined using information derived from pricing services and other sources every day that the Fund values its shares. Prices derived under these procedures will be used in determining NAVs.
      If events were to occur between the time of the determination of the closing price of a foreign security on an exchange or over-the-counter market and the time a portfolio’s NAV is determined, or if, under the Fund’s procedures, the closing price of a foreign security were not deemed to be reliable, and there could be a material effect on a portfolio’s NAV, the security would be valued at fair value as determined in accordance with procedures and methodologies approved by the Fund’s board. In determining the fair value of securities, the Fund may consider available information, including information that becomes known after the time of the close of the NYSE, and the values that are determined will be deemed to be the price as of the time of the close of the NYSE. The Fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data, and fair values determined with the assistance of the service will be based on the data utilized by the service. These fair values may not be indicative of the price that a portfolio could obtain for a foreign security if it were to dispose of the security as of the close of the NYSE.
      All fund shares are purchased, sold or exchanged at a portfolio’s NAV per share. The insurance companies pay for shares they purchase in cash. Similarly, when shares are sold or exchanged, the fund generally pays the insurance companies for the shares in cash. However, the fund may, subject to approval by the board of trustees, pay for a sale or exchange, in whole or in part, by a distribution of securities from a portfolio, in lieu of cash, in accordance with applicable rules. You’ll find information about how this works in the product prospectus or offering memorandum.
      Variable annuity contracts and variable life insurance policies may have other restrictions on buying and selling shares.
Management of the Portfolio
      Investment Adviser. Pacific Life, 700 Newport Center Drive, Newport Beach, California 92660, is the Portfolio’s investment adviser. Pacific Life serves as the investment adviser and administrator of the Fund. Founded in 1868, Pacific Life provides life insurance products, individual annuities and mutual funds, and offers a variety of investment products and services to individuals, businesses and pension plans. Additional information about Pacific Life can be obtained at its web site, www.PacificLife.com.

      Pacific Life intends to transfer its responsibility as investment adviser to Pacific Life Fund Advisors LLC (PLFA), a Delaware limited liability company and wholly-owned subsidiary of Pacific Life on May 1, 2007, whereby PLFA will become the investment adviser to the Fund (the Transaction). Pacific Life is the parent company and managing member of PLFA, and no changes in the organizational structure of Pacific Life’s parent companies will occur as part of the Transaction. As such, the Transaction will not result in a change of control or management of the investment adviser and, therefore is not considered an ”assignment” under the Investment Company Act of 1940, as amended, that would result in a termination of the Investment Advisory Agreement between Pacific Life and the Fund.
      In its role as investment adviser, Pacific Life supervises the management of all of the Fund’s portfolios. Pacific Life manages two portfolios of the Fund directly: the Money Market Portfolio and the High Yield Bond Portfolio. For the other portfolios, with the exception of the American Funds Growth-Income Portfolio and the American Funds Growth Portfolio, it has retained other portfolio managers, many of which have a worldwide market presence and extensive research capabilities. The American Funds Growth-Income Portfolio and the American Funds Growth Portfolio each invest all of their assets in a master fund, and therefore Pacific Life has not retained other portfolio managers to manage the assets of these portfolios. Some of the portfolio managers’ team members could change from time to time. Pacific Life oversees and monitors the performance of these managers.
      Pacific Life, subject to the review of the Fund’s Board, has ultimate responsibility to oversee and monitor the performance of the other managers. Under an exemptive order from the SEC, Pacific Life and the Fund can hire, terminate and replace the managers (except, as a general matter, managers affiliated with Pacific Life) without shareholder approval. Within 90 days of the hiring of any new manager, shareholders of the affected portfolio will be sent information about the change.
      Pacific Life may in the future determine to invest the assets of the Feeder Portfolios in other master funds, manage the assets of the Feeder Portfolios directly, or hire sub-advisers to manage the assets of the feeder portfolios, all without shareholder approval.
      A discussion regarding the basis for the Board’s approval of the investment advisory contract of the Fund is available in the Fund’s annual report dated December 31, 2005.
      Portfolio Manager. OppenheimerFunds, Inc. (“Oppenheimer”), Two World Financial Center, 225 Liberty Street, New York, New York 10281, is one of the largest mutual fund companies in the United States, with more than $220 billion in assets under management as of September 30, 2006. Oppenheimer has been serving the investment needs of financial advisors and their clients since 1960 with more than 60 mutual funds and more than 6 million shareholder accounts.
      Purchases and Redemptions. Shares of the Portfolio are not sold directly to the general public. Shares of the Portfolio are currently offered only for purchase by the separate accounts of Pacific Life and its affiliate, PL&A, to serve as an investment medium for a variable annuity contract or variable life insurance policy (“Variable Contract”) issued or administered by Pacific Life or its affiliate. For information on the purchase of a Variable Contract, consult a prospectus for the applicable Variable Contract.
      Shares of the Portfolio may be redeemed on any business day upon receipt of a request for redemption from the insurance company whose separate account owns the shares. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds will ordinarily be paid within seven days following receipt of instructions in proper form, or sooner, if required by law. The right of redemption may be suspended by the Fund or the payment date postponed beyond seven days as described in the Fund’s SAI.
      Dividends and Distributions. The Fund intends to distribute substantially all of its net investment income and realized capital gains to shareholders at least once a year, although distributions could occur more frequently. Dividends are generally distributed according to the following schedule:
      Debt portfolios (Money Market, Short Duration Bond, Diversified Bond, Inflation Managed, Managed Bond and High Yield Bond Portfolios):

•	Dividends declared and paid monthly
      All other portfolios:

•	Dividends declared and paid annually
      Dividends may be declared less frequently if it is advantageous to the portfolio and to shareholder of the portfolio, but in no event less frequently than annually.
      Portfolio Distribution. Pacific Select Distributors, Inc. (the “Distributor”) whose address is 700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660, is the principal distributor for the Portfolio.
      Distribution Arrangements. The Fund serves as an investment vehicle for variable annuity and variable life insurance products issued or administered by Pacific Life and PL&A. While there is no sales load on shares of the Fund, the Distributor or its affiliate pays substantial cash and non-cash compensation to broker-dealers that solicit applications for variable annuity contracts or variable life insurance policies issued by Pacific Life and PL&A. Refer to the product prospectus or the offering memorandum for a description of these incentives and a discussion of the conflicts of interest that may be created by this compensation.
      Frequent Trading — Market Timing. As noted above, the Fund is only available as the underlying investment fund for Variable Contracts issued or administered by Pacific Life or PL&A. The Portfolio is intended for long-term investment through these variable contracts, and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not choose the Portfolio as an investment option under their variable contracts. The trading activity of individual contract owners is generally not identified to the Portfolio; and therefore, the ability of the Portfolio to monitor exchanges made by contract owners is severely limited. Consequently, the Portfolio must rely on Pacific Life or PL&A as the issuer or administrator of the variable contracts to monitor frequent, short-term trading within the portfolio by contract owners.
      Pacific Life and PL&A attempt to discourage frequent trading by monitoring certain large transaction activity through the variable contracts and imposing transaction limitations on variable contract owners. Please see the product prospectus or offering memorandum of the relevant variable contracts for more information about these policies. There is no guarantee that Pacific Life and PL&A will be able to identify all individual contract owners who may be making frequent, short-term, or other disruptive or dilutive trades or to curtail their trading activity.
      Such trading activity can disrupt the management of the Fund and its portfolios, including the Portfolio, and can raise expenses through increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the portfolios’ ability to provide maximum investment return to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Portfolios’ securities holdings may dilute the interests of the remaining contract owners. This in turn can have an adverse effect on the Portfolios’ performance.
      The Fund’s Board of Trustees adopted a policy with respect to limitations on transfers. In connection with the use of the Fund as an investment vehicle for variable annuity contracts and variable life insurance policies issued by insurance companies, these limitations on transfers must be enforced by any insurance company that participates in the fund, including, but not limited to, Pacific Life and PL&A, by passing through the limitations and applying them to the insurer’s variable annuity contract owners and variable life insurance policy holders (“Investors”), as if they were Investors investing directly in the portfolios of the Fund. The limitations specified below shall apply to all Investors, whether natural persons, partnerships, corporations, limited liability companies, trusts or any other type entity; but shall not apply directly to the insurance company in its capacity as record shareholder:

1.	An Investor may not make more than 25 (twenty-five) transfers per calendar year.

2.	Once the 25 transfer limit is reached, one “safe harbor” transfer is permitted into the Money Market Portfolio, another portfolio of the Fund.

3.	An Investor may not make more than two transfers per calendar month involving the Fund’s portfolios which invest primarily in international securities, which currently include the International Value, International Small-Cap, International Large-Cap, and Emerging Markets Portfolios.

4.	Transfers to or from a portfolio cannot be made before the seventh calendar day following the last transfer to or from the same portfolio. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Portfolio on Monday, you may not make any transfers to or from the Portfolio before the following Monday. Transfers to or from the Money Market Portfolio are excluded from this limitation.

5.	For purposes of 1., 2. and 3. above, multiple transfers among the portfolios of the Fund on the same day count as one transfer.

6.	Insurance companies that participate in the Fund may exclude certain transactions from the above limitations, including but not limited to: portfolio rebalancing, approved asset allocation service transactions, dollar cost averaging, earnings sweep, loan payments and repayments, and such other transactions as the participating insurance companies determine are appropriate and disclose such exceptions in their product prospectuses and/or offering documents.

APPENDIX D
ADDITIONAL PORTFOLIOS OF THE PACIFIC SELECT FUND OFFERED
The Pacific Select Fund Portfolios and Portfolio Managers
(listed alphabetically by portfolio manager)

International Value Portfolio	AllianceBernstein L.P.
International Small-Cap Portfolio	Batterymarch Financial Management, Inc.
Equity Index Portfolio	BlackRock Investment Management, LLC
Small-Cap Index Portfolio	BlackRock Investment Management, LLC
Diversified Research Portfolio	Capital Guardian Trust Company
Equity Portfolio	Capital Guardian Trust Company
American Funds® Growth-Income Portfolio	Capital Research and Management Company (Adviser to the Master Growth-Income Fund)
American Funds® Growth Portfolio	Capital Research and Management Company (Adviser to the Master Growth Fund)
Large-Cap Value Portfolio	ClearBridge Advisors, LLC
Technology Portfolio	Columbia Management Advisors, LLC
Short Duration Bond Portfolio	Goldman Sachs Asset Management, L.P.
Concentrated Growth Portfolio	Goldman Sachs Asset Management, L.P.
Diversified Bond Portfolio	J.P. Morgan Investment Management, Inc.
Growth LT Portfolio	Janus Capital Management LLC
Focused 30 Portfolio	Janus Capital Management LLC
Health Sciences Portfolio	Jennison Associates LLC
Mid-Cap Value Portfolio	Lazard Asset Management LLC
Large-Cap Growth Portfolio (formerly called Blue Chip Portfolio)	Loomis, Sayles & Company, L.P.
Capital Opportunities Portfolio	MFS Investment Management
International Large-Cap Portfolio	MFS Investment Management
Fasciano Small Equity Portfolio*	Neuberger Berman Management Inc.
Small-Cap Value Portfolio	NFJ Investment Group L.P.
Multi-Strategy Portfolio	OppenheimerFunds, Inc.
Main Street® Core Portfolio	OppenheimerFunds, Inc.
Emerging Markets Portfolio	OppenheimerFunds, Inc.
Managed Bond Portfolio	Pacific Investment Management Company LLC
Inflation Managed Portfolio	Pacific Investment Management Company LLC
Money Market Portfolio	Pacific Life Insurance Company
High Yield Bond Portfolio	Pacific Life Insurance Company
Comstock Portfolio	Van Kampen
Mid-Cap Growth Portfolio	Van Kampen
Real Estate Portfolio	Van Kampen
VN Small-Cap Value Portfolio**	Vaughan Nelson Investment Management, L.P.

*	To be renamed the Small-Cap Growth Portfolio managed by Fred Alger Management, Inc. effective May 1, 2007.

**	To be renamed the Small-Cap Equity Portfolio effective May 1, 2007.

D-1

APPENDIX E
FINANCIAL HIGHLIGHTS
      Except for the information as of June 30, 2006, the information presented below for Main Street® Core Portfolio has been audited by Deloitte & Touche LLP, an independent registered public accounting firm.

	Main Street Core[4]

PACIFIC SELECT FUND	01/01/2006-
Selected per share, ratios and supplemental data	06/30/2006[5,6]		2005[6]	2004	2003	2002	2001
for each period or year ended were as follows:
INVESTMENT ACTIVITIES
Net asset value, beginning of period/year	$21.26		$20.27	$18.74	$14.89	$20.98	$23.46
Net investment income	0.12		0.25	0.25	0.15	0.14	0.16
Net realized and unrealized gain (loss)	0.53		0.97	1.54	3.87	(6.10)	(2.23)

Total from investment operations	0.65		1.22	1.79	4.02	(5.96)	(2.07)

Total distributions	—	[7]	(0.23)	(0.26)	(0.17)	(0.13)	(0.41)
Net asset value, end of period/year	$21.91		$21.26	$20.27	$18.74	$14.89	$20.98

RATIOS AND SUPPLEMENTAL DATA
Total returns[1]	3.06%		5.99%	9.54%	26.96%	(28.40% )	(8.87% )
Net assets, end of period/year (in thousands)	$1,906,808		$2,004,069	$1,426,317	$1,172,300	$744,629	$1,300,440
Ratios of expenses after expense reductions to average net assets[2,3]	0.68%		0.69%	0.70%	0.71%	0.69%	0.69%
Ratios of expenses before expense reductions to average net assets[3]	0.68%		0.69%	0.70%	0.71%	0.71%	0.71%
Ratios of net investment income after expense reductions to average net assets[3]	1.09%		1.24%	1.39%	1.05%	0.73%	0.68%
Portfolio turnover rate	46.75%		83.74%	78.11%	85.27%	71.88%	40.87%

[1]	Total returns for periods of less than one full year are not annualized.

[2]	The ratios of expenses after expense reductions to average daily net assets are after custodian credits, recaptured commissions, advisory fee waivers, and adviser expense reimbursements, if any.

[3]	The ratios for periods of less than one full year are annualized.

[4]	Prior to 01/01/2003, Main Street Core Portfolio was named Large-Cap Core Portfolio. Prior to 01/01/2002, the portfolio was named Equity Income Portfolio.

[5]	Unaudited.

[6]	Per share investment income has been calculated using the average shares method.

[7]	Amount represents less than $0.005 per share.

E-1

PART B
PACIFIC SELECT FUND
Statement of Additional Information
January 26, 2007
Acquisition of the Assets and Liabilities of the
The Capital Opportunities Portfolio
(a portfolio of Pacific Select Fund)
700 Newport Center Drive
Newport Beach, CA 92660
By and in Exchange for Shares of the
The Main Street® Core Portfolio
(a portfolio of Pacific Select Fund)
700 Newport Center Drive
Newport Beach, CA 92660
      This SAI is available in connection with a proposed transaction whereby all of the assets and liabilities of the Capital Opportunities Portfolio will be transferred to the Main Street® Core Portfolio, in exchange for shares of the Main Street® Core Portfolio.
      This SAI for Pacific Select Fund consists of this cover page and the attached documents, in addition to the following documents, which have been filed electronically with the Securities and Exchange Commission and are incorporated herein by reference:

1.	The SAI for Pacific Select Fund dated May 1, 2006, as supplemented.

2.	The Financial Statements of the Capital Opportunities Portfolio and the Main Street® Core Portfolio included in the Annual and Semi-Annual Reports of Pacific Select Fund dated December 31, 2005 and June 30, 2006 respectively.
      This SAI is not a prospectus. This SAI should be read in conjunction with the Proxy Statement/Prospectus.
      A Proxy Statement/Prospectus dated January 26, 2007 relating to the Reorganization of the Capital Opportunities Portfolio may be obtained, without charge, by writing to Pacific Select Fund at 700 Newport Center Drive, P.O. Box 7500, Newport Beach, California 92660 or by calling (800) 722-2333 for Pacific Life’s variable annuity contract owners, (800) 800-7681 for Pacific Life’s variable life insurance policy owners, (800) 748-6907 for PL&A’s variable annuity contract owners and (888) 595-6997 for PL&A’s variable life insurance policy owners.

PACIFIC SELECT FUND	VOTING INSTRUCTION
SPECIAL MEETING OF SHAREHOLDERS — MARCH 30, 2007
The undersigned owner of a variable life insurance policy or variable annuity contract (collectively, “variable contracts”) issued or administered by Pacific Life Insurance Company (“Pacific Life”) and funded by separate accounts of Pacific Life and Pacific Life & Annuity Company (“PL&A”), hereby instructs Pacific Life and PL&A, on behalf of the pertinent separate accounts, to vote the shares of the Portfolios listed below, of the Pacific Select Fund, (the “Fund”) attributable to his or her variable contract at the special meeting of shareholders (the “Meeting”) of the Fund to be held at 9:00 a.m., Pacific Time, on March 30, 2007 at 700 Newport Center Drive, Newport Beach, California, 92660, and at any adjournment thereof, as indicated, with respect to the matters referred to in the proxy statement/prospectus (“Proxy Prospectus”) for the Meeting, and in the discretion of Pacific Life and PL&A upon such other matters as may properly come before the Meeting or any adjournment thereof. THIS VOTING INSTRUCTION IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. The Board of Trustees recommends a vote FOR the proposal.

VOTE VIA THE INTERNET: www.myproxyonline.com
VOTE VIA THE TELEPHONE: 1-866-458-9860

Control Number: Check Digit:

If voting by mail, please date and sign. All designated owners of the variable contract(s) represented by this voting instruction must sign hereon. If signing as an attorney, executor, trustee, guardian or other representative or as an officer of a corporation or partnership, please add title as such. Receipt of the Notice of Meeting and Proxy Prospectus is hereby acknowledged.

Signature of Contract Owner

Signature of Contract Owner (other) (if held jointly)

, 2007
Date
VOTING OPTIONS
Read your Proxy Prospectus and have it at hand when voting.

VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON
Log on to: www.myproxyonline.com Follow the on-screen instructions	Call 1-866-458-9860 Follow the recorded Instructions	Vote, sign and date this Voting Instruction and return in the postage-paid envelope	Attend Shareholder Meeting at 700 Newport Center Drive Newport Beach, CA on MARCH 30, 2007

available 24 hours	available 24 hours

If you vote on the Internet or by telephone, you need not return this voting instruction.
If you vote in person, bring this voting instruction with you.

VOTING INSTRUCTIONS MUST BE RECEIVED BY 8:00 A.M. EASTERN TIME ON MARCH 30, 2007
Voting Instructions completed by mail must be sent to the address shown on the postage paid envelope provided and must be received by March 30, 2007. If votes are not marked, this Voting Instruction will be voted FOR the Proposal. If this voting instruction is not properly executed when voting by mail, or if you do not vote at all, your votes will be cast by Pacific Life or PL&A on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions.
The Board of Trustees recommends a vote FOR the proposal.
PLEASE MARK THE BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Capital Opportunities Portfolio by the Main Street Core® Portfolio.	FOR ☐	AGAINST ☐	ABSTAIN ☐
EVERY SHAREHOLDER’S VOTE IS IMPORTANT. PLEASE CAST YOUR VOTE TODAY.
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